JANUS BALANCED FUND

                       SUPPLEMENT DATED DECEMBER 21, 1995
                      TO PROSPECTUS DATED FEBRUARY 15, 1995


Effective January 1, 1996, Blaine P. Rollins will assume the management responsibilities from James P. Craig for Janus Balanced Fund. Mr. Rollins joined Janus in 1990 and has gained experience as a trader and research analyst prior to assuming management responsibility for Janus Balanced Fund. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst (C.F.A.).

The change described above modifies the "Investment Personnel" section of the prospectus.